Exhibit 99.1

Vroom Announces Record Ecommerce Gross Profit Per Unit of $3,629

Substantial Progress on Long-Term Roadmap

NEW YORK – August 8, 2022 – Vroom, Inc. (Nasdaq:VRM), a leading ecommerce platform for buying and selling used vehicles, today announced financial results for the second quarter ended June 30, 2022.

HIGHLIGHTS OF SECOND QUARTER 2022 VERSUS FIRST QUARTER 2022

•
Ecommerce gross profit per unit of $3,629, up 106%

•
SG&A expenses decreased $35.0 million

•
Net loss improved from $310.5 million to $115.1 million

•
Adjusted EBITDA loss improved from $107.4 million to $85.6 million

Tom Shortt, Chief Executive Officer of Vroom, commented: “The second quarter of 2022 marked substantial progress for Vroom against our four strategic initiatives outlined in our recent investor and analyst event. We announced record Ecommerce gross profit per unit and improved our adjusted EBITDA from the prior quarter. We also began scaling UACC-originated loans for Vroom, which contributed to our improvement in gross profit per unit. I would like to thank all of our Vroommates and our third-party partners for their support in serving our customers.”

Bob Krakowiak, Vroom’s Chief Financial Officer, commented: “I am proud of our achievements in the second quarter. Our Ecommerce gross profit per unit of $3,629 reflects our commitment to our first key objective of prioritizing unit economics. We are making progress in reducing our cost structure as detailed in our business realignment plan presented in May. We realized a $35 million sequential improvement in SG&A and, as a result of our initiatives, we ended the quarter with $533 million in liquidity. Based on our progress, we are continuing to forecast year-end liquidity of approximately $500 million at the midpoint.”

SECOND QUARTER 2022 FINANCIAL RESULTS

All financial comparisons are on a year-over-year basis unless otherwise noted.

Ecommerce Results

	Three Months Ended June 30,				Six Months Ended June 30,
	2022	2021	Change	% Change	2022	2021	Change	% Change

	(in thousands, except unit data and average days to sale)				(in thousands, except unit data and average days to sale)
Ecommerce units sold	9,233	18,268	(9,035)	(49.5)%	28,706	33,772	(5,066)	(15.0)%
Ecommerce revenue:
Vehicle revenue	$308,123	$559,010	$(250,887)	(44.9)%	$960,747	$967,324	$(6,577)	(0.7)%
Product revenue	13,509	20,653	(7,144)	(34.6)%	36,248	34,647	1,601	4.6%
Total ecommerce revenue	$321,632	$579,663	$(258,031)	(44.5)%	$996,995	$1,001,971	$(4,976)	(0.5)%
Ecommerce gross profit:
Vehicle gross profit	$20,000	$28,985	$(8,985)	(31.0)%	$31,580	$46,828	$(15,248)	(32.6)%
Product gross profit	13,509	20,653	(7,144)	(34.6)%	36,248	34,647	1,601	4.6%
Total ecommerce gross profit	$33,509	$49,638	$(16,129)	(32.5)%	$67,828	$81,475	$(13,647)	(16.7)%
Average vehicle selling price per ecommerce unit	$33,372	$30,601	$2,771	9.1%	$33,469	$28,643	$4,826	16.8%
Gross profit per ecommerce unit:
Vehicle gross profit per ecommerce unit	$2,166	$1,587	$579	36.5%	$1,100	$1,387	$(287)	(20.7)%
Product gross profit per ecommerce unit	1,463	1,131	332	29.4%	1,263	1,026	237	23.1%
Total gross profit per ecommerce unit	$3,629	$2,718	$911	33.5%	$2,363	$2,413	$(50)	(2.1)%
Ecommerce average days to sale	128	68	60	88.2%	110	76	34	44.7%

Results by Segment

	Three Months Ended June 30,				Six Months Ended June 30,
	2022	2021(1)	Change	% Change	2022	2021(1)	Change	% Change

	(in thousands, except unit data)				(in thousands, except unit data)
Units:
Ecommerce	9,233	18,268	(9,035)	(49.5)%	28,706	33,772	(5,066)	(15.0)%
Wholesale	5,867	10,020	(4,153)	(41.4)%	15,980	18,661	(2,681)	(14.4)%
All Other (2)	1,047	1,583	(536)	(33.9)%	2,746	3,358	(612)	(18.2)%
Total units	16,147	29,871	(13,724)	(45.9)%	47,432	55,791	(8,359)	(15.0)%

Revenue:
Ecommerce	$321,632	$579,663	$(258,031)	(44.5)%	$996,995	$1,001,971	$(4,976)	(0.5)%
Wholesale	82,901	128,108	(45,207)	(35.3)%	222,885	246,132	(23,247)	(9.4)%
Retail Financing (3)	32,121	—	32,121	100.0%	79,808	—	79,808	100.0%
All Other (4)	38,783	54,119	(15,336)	(28.3)%	99,524	104,905	(5,381)	(5.1)%
Total revenue	$475,437	$761,890	$(286,453)	(37.6)%	$1,399,212	$1,353,008	$46,204	3.4%
Gross profit (loss):
Ecommerce	$33,509	$49,638	$(16,129)	(32.5)%	$67,828	$81,475	$(13,647)	(16.7)%
Wholesale	(1,934)	8,516	(10,450)	(122.7)%	(4,686)	8,234	(12,920)	(156.9)%
Retail Financing (3)	28,720	—	28,720	100.0%	73,682	—	73,682	100.0%
All Other (4)	6,062	4,974	1,088	21.9%	11,173	9,595	1,578	16.4%
Total gross profit	$66,357	$63,128	$3,229	5.1%	$147,997	$99,304	$48,693	49.0%
Gross profit (loss) per unit (5):
Ecommerce	$3,629	$2,718	$911	33.5%	$2,363	$2,413	$(50)	(2.1)%
Wholesale	$(330)	$850	$(1,180)	(138.8)%	$(293)	$441	$(734)	(166.4)%

(1)
In the second quarter of 2022, we reevaluated our reporting segments based on relative revenue and gross profit and significance in our long term strategy. As a result of that analysis, we determined to no longer report TDA as a separate operating segment. As of June 30, 2022, we are organized into three reportable segments: Ecommerce, Wholesale, and Retail Financing. We reclassified TDA revenue and TDA gross profit from the TDA reportable segment to the “All Other” category to conform to current year presentation.
(2)
All Other units consist of retail sales of used vehicles from TDA.
(3)
The Retail Financing segment represents UACC’s operations with its network of third-party dealership customers as of the closing of the UACC acquisition in February 2022.
(4)
All Other revenues and gross profit consist of retail sales of used vehicles from TDA and fees earned on sales of value-added products associated with those vehicles sales and the CarStory business.
(5)
Gross profit per unit metrics exclude the Retail Financing gross profit and All Other gross profit.

SG&A

	Three Months Ended June 30,				Six Months Ended June 30,
	2022	2021	Change	% Change	2022	2021	Change	% Change

	(in thousands)				(in thousands)
Compensation & benefits	$68,891	$51,811	$17,080	33.0%	$143,416	$91,681	$51,735	56.4%
Marketing expense	21,138	23,495	(2,357)	(10.0)%	54,874	53,053	1,821	3.4%
Outbound logistics	8,232	20,153	(11,921)	(59.2)%	34,980	35,271	(291)	(0.8)%
Occupancy and related costs	5,721	4,042	1,679	41.5%	11,367	7,964	3,403	42.7%
Professional fees	6,827	4,259	2,568	60.3%	20,126	8,257	11,869	143.7%
Software and IT costs	11,306	6,855	4,451	64.9%	22,129	12,135	9,994	82.4%
Other	30,875	13,283	17,592	132.4%	54,092	24,403	29,689	121.7%
Total selling, general & administrative expenses	$152,990	$123,898	$29,092	23.5%	$340,984	$232,764	$108,220	46.5%

Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance: EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding securitization gain, Non-GAAP net loss, Non-GAAP net loss excluding securitization gain, Non-GAAP net loss per share, and Non-GAAP net loss per share excluding securitization gain. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with U.S. GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with U.S. GAAP. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with U.S. GAAP. We have reconciled all non-GAAP financial measures with the most directly comparable U.S. GAAP financial measures.

EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding securitization gain, Non-GAAP net loss, Non-GAAP net loss excluding securitization gain, Non-GAAP net loss per share, and Non-GAAP net loss per share excluding securitization gain, are supplemental performance measures that our management uses to assess our operating performance and the operating leverage in our business. Because EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding securitization gain, Non-GAAP net loss, Non-GAAP net loss excluding securitization gain, Non-GAAP net loss per share, and Non-GAAP net loss per share excluding securitization gain facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes.

EBITDA, Adjusted EBITDA, and Adjusted EBITDA excluding securitization gain

We calculate EBITDA as net loss before interest expense, interest income, income tax expense and depreciation and amortization expense and we calculate Adjusted EBITDA as EBITDA adjusted to exclude realignment costs, acquisition related costs, change in fair value of finance receivables, goodwill impairment charge and other costs, which relate to the write off of the upfront shares issued as part of the Rocket Auto agreement and previously recognized within "Other assets". Changes in fair value of finance receivables can fluctuate significantly from period to period and relate primarily to historical loans and debt which have been securitized, and acquired on February 1, 2022 from UACC. Our ongoing business model is to originate or purchase finance receivables with the intent to sell which we recognize at the lower of cost or fair value. Therefore, these historical finance receivables acquired, which are accounted for under the fair value option, will experience fluctuations in value from period to period. We believe it is appropriate to remove this temporary volatility from our Adjusted EBITDA results to better reflect our ongoing business model. Additionally, these historical finance receivables acquired from UACC are expected to run-off within approximately 15 months. We calculate Adjusted EBITDA excluding securitization gain as Adjusted EBITDA adjusted to exclude the securitization gain from the sale of UACC's finance receivables, and believe that it provides a useful perspective on the underlying operating results and trends and a means to compare our period-over-period results. The following table presents a reconciliation of EBITDA, Adjusted EBITDA, and Adjusted EBITDA excluding securitization gain to net loss, which is the most directly comparable U.S. GAAP measure:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

	(in thousands)		(in thousands)
Net loss	$(115,089)	$(65,807)	$(425,548)	$(142,996)
Adjusted to exclude the following:
Interest expense	9,533	3,880	18,913	7,692
Interest income	(3,935)	(2,062)	(7,887)	(4,358)
(Benefit) provision for income taxes	256	194	(22,984)	350
Depreciation and amortization	10,115	3,122	18,010	6,028
EBITDA	$(99,120)	$(60,673)	$(419,496)	$(133,284)
Realignment costs	$9,529	$—	$9,529	$—
Acquisition related costs	—	—	5,653	—
Change in fair value of finance receivables	1,846	—	7,467	—
Goodwill impairment charge	—	—	201,703	—
Other	2,127	—	2,127	—
Adjusted EBITDA	$(85,618)	$(60,673)	$(193,017)	$(133,284)
Securitization gain	—	—	$(29,617)	—
Adjusted EBITDA excluding securitization gain	$(85,618)	$(60,673)	$(222,634)	$(133,284)

Non-GAAP net loss, Non-GAAP net loss per share, Non-GAAP net loss excluding securitization gain, and Non-GAAP net loss per share excluding securitization gain

We calculate Non-GAAP net loss as net loss adjusted to exclude realignment costs, acquisition related costs, change in fair value of finance receivables, goodwill impairment charge, and other costs, which relate to the write off of the upfront shares issued as part of the Rocket Auto agreement and previously recognized within "Other assets". We calculate Non-GAAP net loss per share as Non-GAAP net loss divided by weighted average number of shares outstanding. We calculate Non-GAAP net loss excluding securitization gain as Non-GAAP net loss adjusted to exclude the securitization gain from the sale of UACC's finance receivables. We calculate Non-GAAP net loss per share excluding securitization gain as Non-GAAP net loss excluding securitization gain divided by weighted average number of shares outstanding. The following table presents a reconciliation of Non-GAAP net loss, Non-GAAP net loss excluding securitization gain, Non-GAAP net loss per share, and Non-GAAP net loss per share excluding securitization gain to net loss and net loss per share, which are the most directly comparable U.S. GAAP measures:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
	(in thousands, except share and per share amounts)
Net loss	$(115,089)	$(65,807)	$(425,548)	$(142,996)
Net loss attributable to common stockholders	$(115,089)	$(65,807)	$(425,548)	$(142,996)
Add: Realignment costs	9,529	—	9,529	—
Add: Acquisition related costs	—	—	5,653	—
Add: Change in fair value of finance receivables	1,846	—	7,467	—
Add: Goodwill impairment charge	—	—	201,703	—
Add: Other	2,127	—	2,127	—
Non-GAAP net loss	$(101,587)	$(65,807)	$(199,069)	$(142,996)
Subtract: Securitization gain	—	—	(29,617)	—
Non-GAAP net loss excluding securitization gain	$(101,587)	$(65,807)	$(228,686)	$(142,996)

Weighted-average number of shares outstanding used to compute net loss per share, basic and diluted	138,075,210	136,507,177	137,667,419	136,002,344

Net loss per share, basic and diluted	$(0.83)	$(0.48)	$(3.09)	$(1.05)
Impact of realignment costs	0.07	—	0.07	—
Impact of acquisition related costs	—	—	0.04	—
Impact of change in fair value of finance receivables	0.01	—	0.05	—
Impact of goodwill impairment charge	—	—	1.47	—
Impact of other	0.02	—	0.02	—
Non-GAAP net loss per share, basic and diluted	$(0.73)	$(0.48)	$(1.44)	$(1.05)
Impact of securitization gain	—	—	(0.22)	—
Non-GAAP net loss per share excluding securitization gain, basic and diluted	$(0.73)	$(0.48)	$(1.66)	$(1.05)

SECOND QUARTER 2022 AS COMPARED TO FIRST QUARTER 2022

	Three Months Ended June 30,	Three Months Ended March 31,
	2022	2022	Change	% Change
	(in thousands, except unit data)
Total revenues	$475,437	$923,775	$(448,338)	(48.5)%
Total gross profit	$66,357	$81,640	$(15,283)	(18.7)%
Ecommerce units sold	9,233	19,473	(10,240)	(52.6)%
Ecommerce revenue	$321,632	$675,364	$(353,732)	(52.4)%
Ecommerce gross profit	$33,509	$34,320	$(811)	(2.4)%
Vehicle gross profit per ecommerce unit	$2,166	$595	$1,571	264.0%
Product gross profit per ecommerce unit	1,463	1,168	295	25.3%
Total gross profit per ecommerce unit	$3,629	$1,763	$1,866	105.8%
Wholesale units sold	5,867	10,113	(4,246)	(42.0)%
Wholesale revenue	$82,901	$139,984	$(57,083)	(40.8)%
Wholesale gross loss	$(1,934)	$(2,753)	$819	29.7%
Wholesale gross loss per unit	$(330)	$(272)	$(58)	(21.2)%
Retail Financing revenue	$32,121	$47,687	$(15,566)	(32.6)%
Retail Financing gross profit	$28,720	$44,963	$(16,243)	(36.1)%
Total selling, general, and administrative expenses	$152,990	$187,994	$(35,004)	(18.6)%

	Three Months Ended June 30,	Three Months Ended March 31,
	2022	2022	Change	% Change

	(in thousands)
Net loss	$(115,089)	$(310,459)	$195,370	62.9%
Adjusted to exclude the following:
Interest expense	9,533	9,380	153	1.6%
Interest income	(3,935)	(3,952)	17	0.4%
(Benefit) provision for income taxes	256	(23,240)	23,496	101.1%
Depreciation and amortization	10,115	7,895	2,220	28.1%
EBITDA	$(99,120)	$(320,376)	$221,256	69.1%
Realignment costs	$9,529	$—	$9,529	100.0%
Acquisition related costs	—	5,653	(5,653)	(100.0)%
Change in fair value of finance receivables	1,846	5,621	(3,775)	(67.2)%
Goodwill impairment charge	—	201,703	(201,703)	(100.0)%
Other	2,127	—	2,127	100.0%
Adjusted EBITDA	$(85,618)	$(107,399)	$21,781	20.3%
Securitization gain	—	(29,617)	29,617	100.0%
Adjusted EBITDA excluding securitization gain	$(85,618)	$(137,016)	$51,398	37.5%

Conference Call & Webcast Information

Vroom management will discuss these results and other information regarding the Company during a conference call and audio webcast Tuesday, August 8, 2022 at 8:30 a.m. ET.

To access the conference call, please register at this embedded link. Registered participants will be sent a unique PIN to access the call. A listen-only webcast will also be available via the same link and at ir.vroom.com. An archived webcast of the conference call will be accessible on the website within 48 hours of its completion.

About Vroom (Nasdaq: VRM)

Vroom is an innovative, end-to-end ecommerce platform that offers a better way to buy and a better way to sell used vehicles. The Company’s scalable, data-driven technology brings all phases of the vehicle buying and selling process to consumers wherever they are and offers an extensive selection of vehicles, transparent pricing, competitive financing, and contact-free, at-home pick-up and delivery. For more information visit www.vroom.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding expected timelines, our execution of and the expected benefits from our business realignment plan and cost-saving initiatives, our expectations regarding our business strategy and plans, including our ongoing ability to integrate and develop United Auto Credit Corporation into a captive finance operation, and, for future results of operations and financial position, including our ability to improve our unit economics and our outlook for the full year ended December 31, 2022, including with respect to our liquidity. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2021, as updated by our Quarterly report on Form 10-Q for the quarter ended June 30, 2022, each of which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Investor Relations:

Vroom

Liam Harrington

investors@vroom.com

Media Contact:

Current Global

Danny Finlay

dfinlay@currentglobal.com

VROOM, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

(unaudited)

	As of	As of
	June 30,	December 31,
	2022	2021
ASSETS
Current Assets:
Cash and cash equivalents	$532,642	$1,132,325
Restricted cash (including restricted cash of consolidated VIEs of $33.5 million and $0 million, respectively)	153,741	82,450
Accounts receivable, net of allowance of $19.5 million and $8.9 million, respectively	60,122	105,433
Finance receivables at fair value (including finance receivables of consolidated VIEs of $13.6 million and $0 million, respectively)	14,461	—
Finance receivables held for sale, net (including finance receivables of consolidated VIEs of $253.1 million and $0 million, respectively)	295,303	—
Inventory	535,772	726,384
Beneficial interests in securitizations	13,432	—
Prepaid expenses and other current assets	61,430	55,700
Total current assets	1,666,903	2,102,292
Finance receivables at fair value (including finance receivables of consolidated VIEs of $164.6 million and $0 million, respectively)	213,323	—
Property and equipment, net	49,836	37,042
Intangible assets, net	172,425	28,207
Goodwill	—	158,817
Operating lease right-of-use assets	11,281	15,359
Other assets	28,531	25,033
Total assets	$2,142,299	$2,366,750
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$43,631	$52,651
Accrued expenses	107,091	121,508
Vehicle floorplan	422,452	512,801
Warehouse credit facilities of consolidated VIEs	210,577	—
Current portion of securitization debt of consolidated VIEs at fair value	115,325	—
Deferred revenue	17,800	75,803
Operating lease liabilities, current	7,097	6,889
Other current liabilities	22,139	57,604
Total current liabilities	946,112	827,256
Long term debt, net of current portion (including securitization debt of consolidated VIEs of $51.8 million and $0 million at fair value, respectively)	674,331	610,618
Operating lease liabilities, excluding current portion	8,347	9,592
Other long-term liabilities	18,458	4,090
Total liabilities	1,647,248	1,451,556
Commitments and contingencies (Note 13)
Stockholders’ equity:
Common stock, $0.001 par value; 500,000,000 shares authorized as of June 30, 2022 and December 31, 2021; 138,102,755 and 137,092,891 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	135	135
Additional paid-in-capital	2,069,246	2,063,841
Accumulated deficit	(1,574,330)	(1,148,782)
Total stockholders’ equity	495,051	915,194
Total liabilities and stockholders’ equity	$2,142,299	$2,366,750

VROOM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue:
Retail vehicle, net	$341,724	$608,116	$1,048,910	$1,062,439
Wholesale vehicle	82,901	128,108	222,885	246,132
Product, net	14,324	22,306	38,773	37,878
Finance	32,121	—	79,808	—
Other	4,367	3,360	8,836	6,559
Total revenue	475,437	761,890	1,399,212	1,353,008
Cost of sales:
Retail vehicle	319,903	577,636	1,015,412	1,012,903
Wholesale vehicle	84,834	119,592	227,571	237,898
Finance	3,402	—	6,126	—
Other	941	1,534	2,106	2,903
Total cost of sales	409,080	698,762	1,251,215	1,253,704
Total gross profit	66,357	63,128	147,997	99,304
Selling, general and administrative expenses	152,990	123,898	340,984	232,764
Depreciation and amortization	10,039	3,058	17,895	5,900
Impairment charges	3,407	—	205,110	—
Loss from operations	(100,079)	(63,828)	(415,992)	(139,360)
Interest expense	9,533	3,880	18,913	7,692
Interest income	(3,935)	(2,062)	(7,887)	(4,358)
Other loss (income), net	9,156	(33)	21,514	(48)
Loss before provision for income taxes	(114,833)	(65,613)	(448,532)	(142,646)
Provision (benefit) for income taxes	256	194	(22,984)	350
Net loss	$(115,089)	$(65,807)	$(425,548)	$(142,996)
Net loss per share attributable to common stockholders, basic and diluted	$(0.83)	$(0.48)	$(3.09)	$(1.05)
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	138,075,210	136,507,177	137,667,419	136,002,344

VROOM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended June 30,
	2022	2021
Operating activities
Net loss	$(425,548)	$(142,996)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment charges	205,110	—
Depreciation and amortization	18,010	6,028
Amortization of debt issuance costs	2,523	698
Realized gain on the 2022-1 securitization transaction	(29,617)	—
Deferred taxes	(23,855)	—
Losses on finance receivables and securitization debt, net	29,457	—
Stock-based compensation expense	5,405	8,212
Provision to record inventory at lower of cost or net realizable value	(2,006)	3,093
Other, net	3,466	2,818
Changes in operating assets and liabilities:
Finance receivables, held for sale
Originations of finance receivables held for sale	(319,314)	—
Principal payments received on finance receivables held for sale	23,179	—
Proceeds from sale of finance receivables held for sale, net	271,820	—
Other	(4,011)	—
Accounts receivable	34,192	(41,393)
Inventory	192,618	(99,412)
Prepaid expenses and other current assets	13,513	(26,669)
Other assets	(1,670)	(3,948)
Accounts payable	(15,352)	36,507
Accrued expenses	(23,832)	26,306
Deferred revenue	(58,003)	16,788
Other liabilities	(33,604)	62,117
Net cash used in operating activities	(137,519)	(151,851)
Investing activities
Finance receivables at fair value
Originations of finance receivables at fair value	(49,475)	—
Principal payments received on finance receivables at fair value	74,690	—
Proceeds from sale of finance receivables at fair value, net	29,026	—
Principal payments received on beneficial interests	2,720	—
Purchase of property and equipment	(16,046)	(8,943)
Acquisition of business, net of cash acquired of $47.9 million	(267,488)	(76,145)
Net cash used in investing activities	(226,573)	(85,088)
Financing activities
Principal repayment under secured financing agreements	(105,563)	—
Proceeds from vehicle floorplan	1,074,184	1,070,110
Repayments of vehicle floorplan	(1,164,533)	(1,035,727)
Proceeds from warehouse credit facilities	261,700	—
Repayments of warehouse credit facilities	(228,744)	—
Other financing activities	(1,344)	—
Proceeds from issuance of convertible senior notes	—	625,000
Issuance costs paid for convertible senior notes	—	(16,175)
Proceeds from exercise of stock options	—	4,381
Net cash (used in) provided by financing activities	(164,300)	647,589
Net (decrease) increase in cash, cash equivalents and restricted cash	(528,392)	410,650
Cash, cash equivalents and restricted cash at the beginning of period	1,214,775	1,090,039
Cash, cash equivalents and restricted cash at the end of period	$686,383	$1,500,689

Supplemental disclosure of cash flow information:
Cash paid for interest	$16,299	$6,713
Cash paid for income taxes	$2,062	$269
Supplemental disclosure of non-cash investing and financing activities:
Fair value of beneficial interests received in securitization transactions	$16,473	$—
Issuance of common stock for CarStory acquisition	$—	$39,030
Fair value of unvested stock options assumed for acquisition of business	$—	$1,017